[MFS(SM) INVESTMENT MANAGEMENT(R) LOGO]

MFS(R) VARIABLE INSURANCE TRUST(SM)                                   PROSPECTUS
MAY 1, 2006                                                        INITIAL CLASS

MFS(R) INVESTORS GROWTH STOCK SERIES


This Prospectus describes one series of the MFS Variable Insurance Trust (referred to as the trust), which offers Initial Class shares.

 1. MFS INVESTORS GROWTH STOCK SERIES seeks to provide long-term growth of capital and future income rather than current income (referred to as the Investors Growth Stock Series).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS

                                                                       PAGE
I     Expense Summary                                                    1

II    Risk Return Summary                                                2

       1. Investors Growth Stock Series                                  2

III   Certain Investment Strategies and Risks                            5

IV    Management of the Series                                           5

V     Description of Shares                                              7

VI    Other Information                                                  7

VII   Financial Highlights                                               9

      Appendix A -- Investment Techniques and Practices                A-1

     The trust offers Initial Class shares of its 16 series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts, to qualified pension and retirement plans and to other eligible investors. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser). One of these is described below.

I    EXPENSE SUMMARY

-    EXPENSE TABLE

     This table describes the fees and expenses that you may pay when you hold initial class shares of each series. These expenses do NOT take into account the fees and expenses imposed by the investment vehicle through which an investment in a series is made. If these fees and expenses were included, expenses shown would be higher.

     ANNUAL SERIES OPERATING EXPENSES (expenses that are deducted from a series' assets):

                                                              INVESTORS
                                                             GROWTH STOCK
                                                                SERIES
                                                             ------------
     Management Fee                                              0.75%
     Other Expenses(1)                                           0.15
                                                                 ----
     Total Annual Series Operating Expenses(1)                   0.90
       Fee Reductions                                             N/A
                                                                 ----
     Net Expenses(1)                                             0.90%

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     (1) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements that reduced or recaptured series' expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower.

-    EXAMPLE OF EXPENSES--INITIAL CLASS

     THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE SERIES WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THESE EXAMPLES DO NOT TAKE INTO ACCOUNT THE FEES AND EXPENSES IMPOSED BY THE INVESTMENT VEHICLE THROUGH WHICH YOUR INVESTMENT IN A SERIES IS MADE. If these fees and expenses were included, expenses shown would be higher.

      This example assumes that:

       - You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

       - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

       - The series' operating expenses remain the same, except that total operating expenses are assumed to be the series' "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary--Expense Table" above).

      Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                               PERIOD
                                           ----------------------------------------------
                                           1 YEAR      3 YEARS      5 YEARS      10 YEARS
     ------------------------------------------------------------------------------------
     Investors Growth Stock Series         $   92      $   287      $   498      $  1,108

II   RISK RETURN SUMMARY

     Investment strategies which are common to all series are described under the caption "Certain Investment Strategies."

     1:  INVESTORS GROWTH STOCK SERIES

-    INVESTMENT OBJECTIVE

     The series' investment objective is to provide long-term growth of capital and future income rather than current income. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES

     The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

     The series may invest in foreign securities through which it may have exposure to foreign currencies.

     The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - GROWTH COMPANIES RISK: Prices of growth company securities held by the series may fall to a greater extent than the overall equity markets (E.G., as represented by the Standard and Poor's 500 Composite Stock Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               - Foreign markets may be less liquid and more volatile than U.S. markets.

               - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - ACTIVE AND FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.

     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

2000     (6.17%)
2001    (24.14%)
2002    (27.53%)
2003     23.02%
2004      9.18%
2005      4.49%

          During the period shown in the bar chart, the highest quarterly return was 14.81% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (21.49)% (for the calendar quarter ended September 30, 2001).

     PERFORMANCE TABLE

     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

          AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                        1 YEAR     5 YEAR      LIFE
     Investors Growth Stock Series--Initial Class
       Shares                                             4.49%     (5.06)%     0.20%
     Russell 1000 Growth Index**+                         5.26%     (3.58)%    (3.14)%

----------

     * Series performance figures are for the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2005. Index return is from May 1, 1999.

     **   Source: Standard & Poor's Micropal, Inc.

     +    The Russell 1000 Growth Index measures large-cap U.S. growth stocks.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-    PORTFOLIO MANAGERS

     Information regarding the portfolio managers of the Series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.


     PORTFOLIO MANAGERS            PRIMARY ROLE          SINCE     TITLE AND FIVE YEAR HISTORY
     ---------------------   ----------------------    --------   -----------------------------
     Stephen Pesek           Portfolio Manager          1999      Senior Vice President of MFS;
                                                                  employed in the investment
                                                                  management area of MFS
                                                                  since 1994.

     S. Irfan Ali            Portfolio Manager          2003      Senior Vice President of MFS;
                                                                  employed in the investment
                                                                  management area of MFS
                                                                  since 1993.

     Maureen H. Pettirossi   Portfolio Manager          2005      President of MFS; employed in
                                                                  the investment management
                                                                  area of MFS since 2002;
                                                                  Senior Securities Analyst of
                                                                  Wilke/Thompson Capital
                                                                  Management prior to 2002

     III  CERTAIN INVESTMENT STRATEGIES AND RISKS

-    FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

     Each series may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the series and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the trust's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the series' transfer agent, MFS Service Center, Inc. (please see back cover for address and telephone number).

-    TEMPORARY DEFENSIVE POLICIES

     Each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective. A series defensive investment position may not be effective in protecting its value.

-    ACTIVE AND FREQUENT TRADING

     Each series, except for the Money Market Series, may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains, as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.

     IV   MANAGEMENT OF THE SERIES

-    INVESTMENT ADVISER

     Massachusetts Financial Services Company (referred to as MFS or the adviser) is the investment adviser to each series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

     MFS provides investment management and related administrative services and facilities to each series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee, based on the series' average daily net assets.

     For the fiscal year ended December 31, 2005, each series paid MFS an effective management fee rate as set forth under "Expense Summary--Expense Table" above, except for the following series, which paid MFS an effective management fee for this period as follows:


                                       EFFECTIVE
                                       MANAGEMENT
                                        FEE--FYE
     SERIES                               2005
     ------                               ----
     MFS Research Bond Series             0.53%


     The management fee set forth in each series' Investment Advisory Agreement, as a percentage of such series' average daily net assets, equals its effective fee as set forth under "Expense Summary--Expense Table" above.

     Effective May 1, 2005, MFS agreed in writing to reduce its management fee from 0.60% to 0.50% annually of the series' average daily net assets for MFS Research Bond Series.

     Effective August 1, 2005, MFS agreed in writing to reduce its management fee as a percentage annually of each series' average daily net assets for each series shown as follows:


     SERIES                                MANAGEMENT FEE
     ------                                --------------
     MFS Capital Opportunities Series      From 0.75% to 0.65% on average daily net
                                           assets over $1 billion
     MFS Emerging Growth Series
     MFS High Income Series
     MFS Investors Growth Stock Series
     MFS Investors Trust Series
     MFS Research Series
     MFS Strategic Income Series
     MFS Value Series
     MFS New Discovery Series              From 0.90% to 0.80% on average daily net
                                           assets over $1 billion
     MFS Total Return Series               From 0.75% to 0.65% on average daily net
                                           assets over $3 billion
     MFS Mid Cap Growth Series             From 0.75% to 0.70% on average daily net
                                           assets over $1 billion
     MFS Utilities Series
     MFS Global Equity Series              From 1.00% to 0.90% on average daily net
                                           assets over $1 billion


     These written agreements will remain in effect until modified by the series' Board of Trustees and MFS.

     A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement between the series and MFS is available in each series' Annual Report to shareholders for the fiscal year ended December 31, 2005.

     MFS Fund Distributors, Inc. or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to insurance companies, plan sponsors and other eligible investors to whom shares of the series are offered (collectively, together with their affiliates, "Record Owners") as incentives to market the series or to cooperate with MFD's promotional efforts or in recognition of their marketing and/or administrative support. This compensation, which is paid by MFD, is not reflected in the fees and expenses listed in the fee table section of the series' prospectus. In the case of any one Record Owner, marketing and administrative support payments generally will not exceed 0.25% of the total assets of the series attributable to the Record Owner, on an annual basis. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to Record Owners.

     These payments may provide an additional incentive to Record Owners to actively promote the series or cooperate with MFD's promotional efforts. Depending on the arrangements in place at any particular time, a Record Owner may have a financial incentive to recommend a particular series or a share class. You can find further details in the SAI about the payments made by MFD and the services provided by Record Owners. In addition, you can ask your Record Owner for information about any payments it receives from MFD and any services provided, as well as about any fees and/or commissions it charges in addition to those disclosed in this prospectus. Record Owners that market the series may also act as, or be affiliated with, a broker or dealer in connection with a series' purchase or sale of portfolio securities. However, the series and MFS do not consider a Record Owner's purchases of shares of a series as a factor when choosing brokers or dealers to effect portfolio transactions for the series.

     DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of series portfolio holdings. A description of this policy is provided in the Statement of Additional Information. In addition, by clicking on a series name under "Select a fund" on the MFS website, mfs.com, the following information is generally available to you:

     INFORMATION                                                  APPROXIMATE DATE OF POSTING TO WEBSITE
     ---------------------------------------------------------------------------------------------------
     Series' top 10 securities holdings as of each month's end    14 days after month end
     Series' full securities holdings as of each month's end      29 days after month end

     Note that the series or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

-    ADMINISTRATOR

     MFS provides each series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each series for a portion of the costs it incurs in providing these services.

-    DISTRIBUTOR

     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of each series.

-    SHAREHOLDER SERVICING AGENT

     MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each series, for which it receives compensation from each series.

     V    DESCRIPTION OF SHARES

     The trust offers Initial and Service Class shares of each fund (except the Money Market Series which only offers Initial Class shares). Initial Class shares are offered through this prospectus. If you would like to receive a copy of the prospectus for Service Class shares, please call the MFS Service Center. These shares are offered to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts, plans, and other eligible investors, which are the record owner of the shares. Contract holders and plan beneficiaries seeking to purchase, redeem or exchange interests in the trust's shares should consult with the insurance company which issued their contracts or their plan sponsor.

     VI   OTHER INFORMATION

-    PRICING OF SERIES' SHARES

     The price of each class of the series' shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of series shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the series' do not transact purchase, exchange or redemption orders.

     To determine net asset value, each series' investments, except for MFS Money Market Series, for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

     The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the series' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

     Under the series' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the series' net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the series' net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the series' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer, and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the series' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the series' net asset value may differ from quoted or published prices for the same investments.

     To determine net asset value, the MFS Money Market Series' investments are generally valued at amortized cost.

     Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.

     All purchases, redemptions, and exchanges of shares are made through insurance company separate accounts, Plans, and other eligible investors, which are the record owner of the shares. Contract holders, plan beneficiaries, and other investors seeking to purchase, redeem, or exchange interests in the series' shares should consult with the insurance company, plan sponsor or other eligible investor through which their investment in the series is made.

     Insurance companies, plan sponsors and other eligible investors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 10:00 a.m. Eastern time on the next day on which the New York Stock Exchange is open for trading.

-    DISTRIBUTIONS

     Each series (except the Money Market Series) intends to pay substantially all of its net income (including any capital gains) to shareholders at least annually.

     The Money Market Series intends to declare daily as dividends substantially all of its net income (excluding any realized net capital gains) and to pay these dividends to shareholders at least monthly. The series intends to distribute any realized net capital gains at least annually.

-    TAX CONSIDERATIONS

     The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a series may have on your tax situation. Each series of the trust is treated as a separate corporation for federal tax purposes. As long as a series qualifies for treatment as a regulated investment company (which each series has done in the past and intends to do in the future), it pays no federal income tax on the net earnings and net realized gains it distributes to shareholders. In addition, each series also intends to continue to diversify its assets to satisfy the federal diversification tax rules applicable to separate accounts that fund variable insurance and annuity contracts.

     Shares of the series are offered to insurance company separate accounts and to qualified retirement and pension plans. You should consult with the insurance company that issued your contract or your plan sponsor to understand the federal tax treatment of your investment.

-    RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS

     RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Board of Trustees of the MFS funds has adopted the policies described below, which are designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to the oversight by the Board of Trustees, pursuant to procedures adopted by MFS.

-    EXCESSIVE TRADING PRACTICES

     PURCHASE AND EXCHANGE LIMITATION POLICIES. As a matter of policy adopted by the Trustees, the series reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading (e.g., trading, which in the reasonable judgment of the series or its agents, may disrupt portfolio investment strategies or otherwise adversely affect the series). This policy applies to transactions accepted by an insurance company or retirement plan sponsor through which the transaction is placed. In the event that the series reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

     LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the series or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the series and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the series receive purchase, exchange and redemption orders from insurance companies and retirement plans which maintain omnibus accounts with the series. Omnibus account arrangements are common forms of holding shares of a series, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements often permit the intermediaries to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a series or its agents. Therefore, the ability of the series or its agents to detect excessive trading practices with respect to shares held through omnibus arrangements is limited, and trading patterns representing a significant percentage of shareholders' account activity may not be monitored by the series or its agents. The insurance company, plan or other eligible investor through which your investment in the series is made may impose transfer limitations and other limitations designed to curtail excessive trading. In addition, the terms of a particular insurance company contract, plan, or other investment vehicle may also limit the ability of the insurance company, plan or other eligible investor to address excessive trading. Please refer to your insurance company contract, plan, or other material for the investment vehicle through which your investment in the series is made for details. Given the limitations of the series or its agents to detect and curtail excessive trading activity and their reliance on an insurance company, plan or other eligible investor to effectively address potential excessive trading activity, there is a risk that the series' policies may not be applied uniformly and may be ineffective to detect or prevent excessive trading practices. As a result, the series can give no assurances that excessive trading practices will not occur in the series, and shareholders may be subject to the risks associated with excessive trading practices as described below.

     EXCESSIVE TRADING RISKS. To the extent that the series or their agents are unable to curtail excessive trading practices in a series, these practices may interfere with the efficient management of the series' portfolio, and may result in the series engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the series' operating costs and decrease the series' investment performance, and maintenance of a high level of cash balances would likewise result in lower series investment performance during periods of rising markets.

     For series that significantly invest in foreign securities traded on markets which may close prior to when the series determines its net asset value (referred to as valuation time), excessive trading by certain shareholders may cause dilution in the value of series shares held by other shareholders. Because events may occur after the close of these foreign markets and before the series' valuation time that influence the value of these foreign securities, investors may seek to trade shares in an effort to benefit from their understanding of the value of these foreign securities as of the series' valuation time (referred to as price arbitrage). The series have procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be the fair value of the securities as of the series' valuation time. To the extent that a series does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of shares of that series held by other shareholders.

     For series that significantly invest in high yield (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade series shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the series' portfolio to a greater degree than series which invest in highly liquid securities, in part because the series may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of series shares held by other shareholders.

-    UNIQUE NATURE OF SERIES

     MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by the series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

-    POTENTIAL CONFLICTS

     Shares of the series are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the Board of Trustees which oversees the series intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more series. This might force a series to sell securities at disadvantageous prices.

     VII  FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the series' financial performance for the past five years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series' share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). The per share data in the financial highlights tables, including total returns, do not reflect fees and charges imposed under the variable annuity and variable life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce total return. This information has been audited by the trust's independent registered public accounting firm , whose report, together with the trust's financial statements, are included in the trust's Annual Report to shareholders. The series' Annual Report is available upon request by contacting MFSC (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The trust's independent registered public accounting firm is Deloitte & Touche LLP.

1.  INVESTORS GROWTH STOCK SERIES--INITIAL CLASS

                                                                 YEARS ENDED 12/31
                                      ----------------------------------------------------------------------
                                         2005           2004           2003           2002          2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period  $     9.51     $     8.71     $     7.08     $     9.77     $    13.00
                                      ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net investment income (loss)(d)       $     0.01     $     0.03     $     0.00(w)  $    (0.00)(w) $     0.01
Net realized and unrealized gain
(loss) on investments and foreign
currency                                    0.41           0.77           1.63          (2.69)         (3.14)
                                      ----------     ----------     ----------     ----------     ----------
Total from investment operations      $     0.42     $     0.80     $     1.63     $    (2.69)    $    (3.13)
                                      ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS
From net investment income            $    (0.03)    $       --     $       --     $       --     $    (0.01)
From net realized gain on
investments and foreign
currency transactions                         --             --             --             --          (0.09)
                                      ----------     ----------     ----------     ----------     ----------
Total distributions declared to
shareholders                          $    (0.03)    $       --     $       --     $       --     $    (0.10)
                                      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period        $     9.90     $     9.51     $     8.71     $     7.08     $     9.77
                                      ----------     ----------     ----------     ----------     ----------
Total return (%) (k)(s)(r)                  4.49           9.18(b)       23.02         (27.53)        (24.14)

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense
reductions(f)                               0.90           0.86           0.88           0.88           0.91
Expenses after expense
reductions(f)                               0.90           0.86           0.88           0.88           0.92(e)
Net investment income (loss)                0.09           0.37           0.04          (0.03)          0.07
Portfolio turnover                           146            144            253            214            265
Net assets at end of period
(000 Omitted)                         $  176,463     $  217,934     $  199,674     $  120,593     $  147,280

----------

(d)  Per share data are based on average shares outstanding.
(e) Ratio includes a reimbursement fee for expenses borne by MFS in prior years under the then existing expense reimbursement agreement.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(w)  Per share amount was less than $0.01.
(r) Certain expenses have been reduced without which performance would have been lower.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.
(b) The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with series sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

APPENDIX A                                         INVESTORS GROWTH STOCK SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Investors Growth Stock Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
       ASSET-BACKED SECURITIES
         Collateralized Mortgage Obligations
          and Multiclass Pass-Through Securities                    --
         Corporate Asset-Backed Securities                          --
         Mortgage Pass-Through Securities                           --
         Stripped Mortgage-Backed Securities                        --
       Corporate Securities                                         --
       Loans and Other Direct Indebtedness                          --
       Lower Rated Bonds                                            --
       Municipal Bonds                                              --
       U.S. Government Securities                                  /X/
       Variable and Floating Rate Obligations                      /X/
       Zero Coupon Bonds, Deferred Interest Bonds
        and PIK Bonds                                               --
     Equity Securities                                             /X/
     FOREIGN SECURITIES EXPOSURE
       Brady Bonds                                                  --
       Depositary Receipts                                         /X/
       Dollar-Denominated Foreign Debt Securities                   --
       Emerging Markets                                            /X/
       Foreign Securities                                          /X/
     Forward Contracts                                             /X/
     Futures Contracts                                             /X/
     Indexed Securities/Structured Products                         --
     Inverse Floating Rate Obligations                              --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
       Open-End Funds                                              /X/
       Closed-End Funds                                            /X/
     Lending of Portfolio Securities                               /X/
     LEVERAGING TRANSACTIONS
       Bank Borrowings                                              --
       Mortgage "Dollar-Roll" Transactions                         /X/
       Reverse Repurchase Agreements                                --
     OPTIONS
       Options on Foreign Currencies                               /X/
       Options on Futures Contracts                                /X/
       Options on Securities                                       /X/
       Options on Stock Indices                                    /X/
       Reset Options                                                --
       "Yield Curve" Options                                        --
     Repurchase Agreements                                         /X/
     Short Sales                                                   /X/
     Short Term Instruments                                        /X/
     Swaps and Related Derivative Instruments                       --
     Temporary Borrowings                                          /X/
     Temporary Defensive Positions                                 /X/
     "When-Issued" Securities                                      /X/

MFS(R) VARIABLE INSURANCE TRUST(SM)

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board, Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS Variable Insurance Trust--[name of series], c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer of the series. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

TO GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE SERIES, AND TO MAKE INQUIRIES ABOUT THE SERIES, PLEASE CONTACT THE INSURANCE OR ANNUITY COMPANY THROUGH WHICH YOU HAVE PURCHASED YOUR CONTRACT OR:

     MFS Service Center, Inc.
     500 Boylston Street
     Boston, MA 02116

     Telephone: 1-800-637-8730

     Internet: mfs.com

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated May 1, 2006, provides more detailed information about the trust and its series and is incorporated into this prospectus by reference.

Information about the trust and its series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

     Public Reference Room
     Securities and Exchange Commission
     Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the trust and its series are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

     The trust's Investment Company Act file number is 811-8326

                                                                    MVI-PRO-5/06